Exhibit 24

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Kirk J. Agerson
Kirk J. Agerson

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ David M. Cassard
David M. Cassard

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Edward J. Clark
Edward J. Clark

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ John F. Donnelly
John F. Donnelly

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Michael D. Faas
Michael D. Faas

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Doyle A. Hayes
Doyle A. Hayes

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, her attorney or attorneys with full power of substitution to execute in her name, in her capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Susan K. Jones
Susan K. Jones

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Calvin D. Murdock
Calvin D. Murdock

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Timothy O. Schad
Timothy O. Schad

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director and officer of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and either of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director and officer of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Robert B. Kaminski, Jr.
Robert B. Kaminski, Jr.

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director and officer of Mercantile Bank Corporation, does hereby appoint CHARLES E. CHRISTMAS his attorney to execute in his name, in his capacity as a director and officer of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Michael H. Price
Michael H. Price

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as an officer of Mercantile Bank Corporation, does hereby appoint MICHAEL H. PRICE his attorney to execute in his name, in his capacity as a an officer of Mercantile Bank Corporation, a Form S-4 Registration Statement of Mercantile Bank Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger by and between Mercantile Bank Corporation and Firstbank Corporation, dated as of August 14, 2013, as it may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 14, 2013	/s/ Charles E. Christmas
Charles E. Christmas